SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 23, 2009 (March 18, 2009)

STEEL DYNAMICS, INC.

(Exact name of registrant as specified in its charter)

Indiana	0-21719	35-1929476
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

6714 Pointe Inverness Way, Suite 200, Fort Wayne, Indiana 46804

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 260-969-3500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On March 18, 2009, Steel Dynamics, Inc., together with its Chairman and Chief Executive Officer, Keith E. Busse, and John Bates, a member of its board of directors, were served with a complaint, captioned Marc Panasuk v. Steel Dynamics, Inc., et al., Civil Action No. 1109cv0066, filed in the United States District Court for the Northern District of Indiana, Fort Wayne Division, and purporting to represent a class of purchasers of Steel Dynamics common stock between January 26, 2009 and March 11, 2009.  The complaint alleges securities fraud in connection with the company’s issuance of certain earnings guidance and seeks damages in an unspecified amount.  The company believes that the complaint is without merit and will appropriately defend its interests.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereto duly authorized.

STEEL DYNAMICS, INC.

/s/ Theresa E. Wagler
Date: March 23, 2009	By:	Theresa E. Wagler
	Title:	Chief Financial Officer